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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                      December 23, 2005 (December 20, 2005)

                             LASERSIGHT INCORPORATED
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              Exact name of registrant as specified in its charter

                                    Delaware
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                  State or other jurisdiction of incorporation

               0-19671                                 65-0273162
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        Commission File Number                      I.R.S. Employer
                                                   Identification No.

                 6848 Stapoint Court, Winter Park, Florida 32792
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                     Address of Principal Executive offices

       Registrant's telephone number, including area code: (407) 678-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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SECTION 8 - OTHER EVENTS

ITEM 8.01  OTHER EVENTS.

LaserSight Incorporated laid off approximately 20% of its workforce on December 20, 2005 in an effort to reduce costs and improve its operating efficiency. In addition, the Company is rebalancing and adjusting its resources to optimize its operating efficiency.

As disclosed previously, the Company has focused its business in China since emerging from Chapter 11 reorganization in June 2004. In 2005, the Company's exclusive distributor in China has been the Company's primary customer. The Company is currently selling its products to China on a month-by-month basis, and actual sales have not kept up with the Company's sales targets and production schedule. Furthermore, product manufacturing has been negatively impacted by the lack of adequate working capital caused by the reduced sales volume and delays in payment from the Company's Chinese distributor. The Company is working with its Chinese distributor and other distributors to secure increased sales. In 2006, the Company will have a reduced sales projection, thus a reduced manufacturing schedule.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Shell company transactions.

          Not applicable.

     (d)  Exhibits.

          Not applicable.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LaserSight Incorporated

Date: December 23, 2005                    By: /s/ Danghui ("David") Liu
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                                               Danghui ("David") Liu
                                               Chief Executive Officer

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